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                                  EXHIBIT 23.2
                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 20, 1998, with respect to the financial statements of International Information Technology IIT, C.A., included in the Registration Statement (Form S-1) and related Prospectus of USINTERNETWORKING, Inc. dated January 22, 1999.



                                        /s/ Bassan & Associados S.C.



Caracas, Venezuela
January 22, 1999